Exhibit 10.6

Prepared by and when

recorded mail to:

James L. Morgan, Esq.

Henderson & Morgan, LLC

164 Hubbard Way, Suite B

Reno, NV  89502

Mail tax statements to:

A CREDIT LINE DEED OF TRUST, FIXTURE FILING AND
SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS
(MPI)

NOTICE:  THIS DEED OF TRUST SECURES CREDIT IN THE INITIAL MAXIMUM PRINCIPAL AMOUNT OF FIFTY MILLION DOLLARS ($50,000,000.00), TOGETHER WITH: (i) INTEREST ON THE OUTSTANDING PORTION OF SAID PRINCIPAL AMOUNT; AND (ii) OTHER AMOUNTS DESCRIBED HEREIN.  THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT OBLIGATIONS, WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING, ALL SUBJECT TO THE TERMS AND CONDITIONS OF THE CREDIT AGREEMENT AND THE NOTES THAT ARE REFERRED TO HEREIN.  INTEREST ON OBLIGATIONS SECURED HEREBY ACCRUES AT RATES THAT MAY FLUCTUATE FROM TIME TO TIME.

THIS CREDIT LINE DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS (MPI) (the “Deed of Trust”) is made as of the 28th day of March, 2003 by and among MOUNTAINEER PARK, INC., a West Virginia corporation, as grantor and debtor (hereinafter referred to as “Grantor”), JOYCE F. OFSA and G. THOMAS BATTLE, both residents of Kanawha County, West Virginia, as trustees (hereinafter collectively referred to as “Trustee”), and WELLS FARGO BANK, National Association, as Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, all of which are defined and described in the

EXHIBIT “A”

Credit Agreement referred to below, as secured party (together with its successors and assigns, in such capacity, hereinafter referred to as “Secured Party”).

W_I_T_N_E_S_S_E_T_H:

THAT FOR AND IN CONSIDERATION OF THE INDEBTEDNESS AND TRUSTS HEREINAFTER SET FORTH AND OF THE SUM OF TEN DOLLARS ($10.00), CASH IN HAND PAID, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED:

A.                                   Grantor grants, bargains, sells, transfers, conveys and assigns the following described real property and related collateral to Trustee, in trust, with power of sale, to have and to hold the same unto Trustee and its successors in interest for and on behalf of Secured Party upon the trusts, covenants and agreements herein expressed:

DESCRIPTION OF COLLATERAL

That certain real property situate in the Grant and Clay Districts, Hancock County, State of West Virginia, that is more particularly described on that certain exhibit marked Exhibit “A”, affixed hereto and by this reference incorporated herein and made a part hereof (the “Land”), together with and including, without limitation:

(a)                                  All right, title and interest of Grantor whether now owned or hereafter acquired, in or to any real property lying within the right of way of any street, open or proposed, which adjoins any of said Land and any and all sidewalks, bridges, elevated walkways, tunnels, alleys, strips and gores of real property adjacent to, connecting or used in connection with any of said Land (collectively, the “Adjacent Property”);

(b)                                 All buildings, structures and all other improvements and fixtures that are, or that may be hereafter erected or placed on, or in, the Land and all right, title and interest of Grantor which is now owned or hereafter acquired, in or to, all buildings, structures and all other improvements and fixtures that are, or that may be hereafter, erected or placed on, or in, any of the Adjacent Property (collectively, the “Improvements”);

(c)                                  All water rights and conditional water rights that are now, or may hereafter be, appurtenant to, used in connection with or intended for use in connection with the Land, the Adjacent Property and/or the Improvements, including, without limitation:  (i) ditch, well, pipeline, spring and reservoir rights, whether or not adjudicated or evidenced by any well or other permit; (ii) all rights with respect to groundwater underlying the Land or the Adjacent Property; and (iii) any permit to construct any water well, water from which is intended to be used in connection with the Land or the Adjacent Property; (collectively, the “Water Rights”, and together with the Land, the Adjacent Property and the Improvements, the “Real Estate”);

(d)                                 All present and future interest of Grantor as lessor, sublessor, licensor, concessionor, franchisor, grantor, or similar party to any lease, sublease, license, concession, franchise and other use or occupancy agreement now or hereafter relating to any of the Real Estate and all renewals, extensions, amendments, restatements and other modifications thereof (collectively, the “Occupancy Agreements”);

(e)                                  All present and future rents, issues, products, earnings, revenues, payments, profits, royalties and other proceeds and income of the Real Estate, and of any activities conducted thereon or in connection therewith, subject specifically to the prior rights of the West Virginia Lottery Commission in accordance with West Virginia Code Section 29-22A-10(b), regardless of whether such proceeds or income accrue by virtue of the Occupancy Agreements, or otherwise (collectively, the “Rents”), subject, however, to the absolute assignment given to Secured Party in Section 9 hereof entitled Assignment of Rents, and to which Section this grant to the Trustee is subject and subordinate;

(f)                                    All right, title and interest of Grantor, whether now owned or hereafter acquired, in, or to, any and all present and future awards or payments, including without limitation, interest on them, and the right to receive them, which may be made with respect to the Real Estate, the Occupancy Agreements, and/or the Rents as a result of: (i) the exercise of the right of eminent domain; (ii) the alteration of the grade of any street; (iii) any loss of or damage to any building or other improvement included in the Real Estate; (iv) any other injury to or decrease in the value of the Real Estate, the Occupancy Agreements, and/or the Rents (including, without limitation, proceeds of any policy of insurance); and (v) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Real Estate, the Occupancy Agreements, and/or the Rents (collectively, the “Awards”);

(g)                                 All development rights, governmental or quasi-governmental licenses, permits or approvals, zoning rights and other similar rights or interests which relate to the development, use or operation of, or that benefit or are appurtenant to, any portion of the Real Estate (collectively, the “Entitlements”);

(h)                                 All and singular the tenements, easements, hereditaments and appurtenances now, or hereafter, belonging to or in any wise appertaining to the Real Estate, the Rents, the Awards, the Entitlements and the reversion and reversions, remainder and remainders thereof and all the estate, right, title, interest or other claim which Grantor now has or hereafter may acquire of, in and to the Real Estate, the Occupancy Agreements, the Rents, the Awards, the Entitlements and/or any part thereof, with the appurtenances thereto (collectively, the “Other Interests”); and

(i)                                     All right, title and interest of Grantor, whether now owned, or hereafter acquired, in or to, the Personal Property which is referred to below.

The Real Estate, the Occupancy Agreements, the Rents, the Awards, the Entitlements and the Other Interests are hereinafter collectively referred to as the “Real Property”; and

B.                                     Grantor grants a security interest to Secured Party in the following described collateral, which Grantor now has or may hereafter acquire, pursuant to applicable provisions of the Commercial Code (which is defined by Section 28 below):

DESCRIPTION OF COLLATERAL

All right, title and interest of Grantor, which is now owned, or hereafter acquired, in or to, any of the following described personal property, whether now existing or hereafter coming into existence (collectively, the “Personal Property”):

(a)                                  All present and future: (i) accounts; (ii) chattel paper; (iii) commercial tort claims; (iv) deposit accounts; (v) documents; (vi) equipment, inventory and other goods of any kind or nature; (vii) instruments; (viii) investment property; (ix) letter of credit rights; (x) money; (xi) general intangibles; and (xii) proceeds of any of the foregoing; all as defined by Article 9 of the Uniform Commercial Code as enacted in the State of Nevada;

(b)                                 All present and future chattels, furniture, furnishings, machinery, tools, apparatus, fixtures, building materials, building contents and building components, all of every kind and nature, and all other tangible personal property:  (i) which is used in connection with, situate in or on, affixed to, or incorporated into any portion of the Real Property; (ii) which is used in connection with, situate in or on, affixed to, or incorporated into, any building, structure or other improvement that is now or that may be hereafter constructed on or under the Real Property; and/or (iii) in which Grantor otherwise has or acquires an interest; all including, without limitation:  (aa) all lumber, bricks, cement, masonry, steel, doors, windows, fasteners, nails, bolts, scaffolding, tools, construction supplies, construction equipment and all other building materials, supplies and equipment of any kind or nature; (bb) all air conditioning, heating, electrical, lighting, fire fighting and fire prevention, plumbing, food and beverage preparation, laundry, security, sound, signaling, telephone, television, entertainment stage, window washing, irrigation, storage, shop, landscaping, and other equipment and fixtures, of whatever kind or nature, consisting of, without limitation, air conditioners, compressors, fans, duct work, thermostats, furnaces, boilers, radiators, burners, wiring, conduits, cables, generators, transformers, switching gear, lighting fixtures, sprinkler systems and other fire extinguishing equipment, fire alarms and other fire detection equipment, piping, pumps, valves, sinks, toilets, tubs, motors, carts, elevators and other lifts, ovens, refrigerators, dishwashers and dishwashing equipment, fabric washing and drying equipment, lock and key systems, surveillance and entry detection systems, speakers, intercoms and public address systems, hardware, shelving, maintenance and repair equipment and all other similar items; (cc) all furniture, furnishings, wall coverings, floor coverings, window coverings, artwork and decorative items including, without limitation, casino, guest room, bathroom, lobby, bar, restaurant, storage, retail, meeting, convention, leisure, recreation, office, administrative and other furniture, furnishings, wall coverings, floor coverings, window coverings, artwork and decorative items; (dd) all hotel equipment and supplies, including without limitation, televisions, radios, telephones, linen, bedding, amenities, carts, recreational equipment, leisure equipment and all other equipment and supplies utilized in the occupation or renting of hotel guest rooms and public areas; (ee) all bar and restaurant equipment and supplies, including, without limitation, kitchen and bar appliances, pots, pans, plates, dishes, cups, glasses, serving utensils, cooking utensils and all other equipment and supplies used in the operation of bars and/or restaurants; (ff) all Racetrack, Video Lottery Terminal and Associated Equipment as defined in West Virginia Code § 29-22A-3 and all other equipment and supplies utilized in the operation of a racetrack or gaming business; (gg) all cabaret, stage and entertainment equipment and supplies including, without limitation, stage equipment, sets, spotlights, sound equipment, musical instruments and other equipment and supplies utilized in the operation of stage and cabaret shows and other entertainment productions; (hh) all office and administrative equipment and supplies including, without limitation, office appliances, filing cabinets, computers, peripheral computer equipment and other data processing and storage equipment, stationery and other office supply items, and other office and administrative equipment and supplies; (ii) all equipment and supplies utilized in the operation of a golf course; (jj) all indoor and outdoor pool and recreational equipment and supplies; (kk) all tools and other maintenance and repair equipment; (ll) all landscaping equipment and supplies; and (mm) all equipment and supplies utilized in connection with any other activity engaged in by Grantor;

(c)                                  All present and future supplies, stock in trade, product components and raw materials which are used in connection with, or in the conduct of, the business of Grantor or in which Grantor has or acquires an interest, including, without limitation:  (i) tangible property held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing; (ii) all food stuffs, beverages, prepared food and other similar items; and (iii) all hotel amenities, cleaning supplies, office supplies, consumables and similar items;

(d)                                 All present and future movable tangible property, which is not otherwise set forth herein, and which is used in connection with, or in the conduct of, the business of Grantor or in which Grantor has or acquires an interest;

(e)                                  All present and future accounts receivable, rentals, deposits, rights to payment, negotiable instruments, writings evidencing a right to payment and/or a security interest, documents of title, guaranties, undertakings, surety bonds, insurance policies and notes and drafts which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest, however created or arising;

(f)                                    All present and future contracts, or agreements and all other present and future entitlements which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest, including, without limitation:  (aa) all leases and purchase contracts for equipment, furniture and/or fixtures of any kind and character relating to the Real Property and the businesses conducted thereon; and (bb) all goodwill, choses in action, trade secrets, customer lists, trademarks, trade names and service marks, patents, copyrights, technology, software, processes, and proprietary information which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest (including, without limitation, the trade names of “Mountaineer Park,” “Speakeasy” and/or any derivation thereof including any and all state and federal registrations thereof);

(g)                                 All present and future depository accounts which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest including, without limitation, any demand, time, savings, passbook or like account maintained with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Grantor, whether or not deposited in any such deposit account;

(h)                                 All present and future revenues, receipts, profits, payments and income of any nature whatsoever, in which Grantor now owns or hereafter acquires an interest, regardless of whether such items are derived from or received with respect to hotel rooms, banquet facilities, convention facilities, retail premises, bars, restaurants, racetrack operations, video lottery terminals, gaming operations, golf courses or any other facilities on the Real Property and regardless of whether such items are derived from any other source;

(i)                                     All present and future information, books, records, computer hardware, computer peripheral equipment, software and computer systems which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest including, without limitation: (aa) books of account and ledgers of every kind and nature, all electronically recorded data relating to Grantor or any of its businesses, all receptacles and containers for such records, and all files and correspondence; (bb) all player tracking, racetrack, video lottery, golf course, and customer monitoring information, software, computers, equipment and systems; (cc) all other hotel, racetrack, video lottery, golf course, bar, restaurant and hospitality information, software, computers, equipment and systems; and (dd) all licenses, contracts, leases and other agreements and entitlements relating to any such items;

(j)                                     All present and future stocks, bonds, debentures, certificated and uncertificated securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, investments, security accounts, commodity accounts, and/or brokerage accounts which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

(k)                                  All right, title and interest of Grantor in and to all leases, licenses, concessions, or similar agreements whether or not specifically herein described which now or may hereafter pertain to the Real Property and all amendments to the same, including, but not limited to the following:  (aa) all payments due and to become due under such agreements, whether as rent, damages, insurance payments, condemnation awards, or otherwise; (bb) all claims, rights, powers, privileges and remedies under such agreements; and (cc) all rights of Grantor under such leases to exercise any election or option, or to give or receive any notice, consent, waiver or approval, or to accept any surrender of the premises or any part thereof, together with full power and authority in the name of Grantor or otherwise, to demand and receive, enforce, collect, or receipt for any or all of the foregoing, to endorse or execute any checks or any instruments or orders, to file any claims or to take any action which Secured Party may deem necessary or advisable in connection therewith;

(l)                                     All plans, specifications, soil reports, engineering reports, land planning maps, surveys, and any other reports, exhibits or plans used or to be used in connection with the construction, planning, operation or maintenance of the Real Property, together with all amendments and modifications thereof;

(m)                               The Water Rights;

(n)                                 The Awards;

(o)                                 The Entitlements;

(p)                                 All other tangible and intangible property of Grantor;

(q)                                 All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

(r)                                    All rights, remedies, powers and/or privileges of Grantor with respect to any of the foregoing; and

(s)                                  Any and all proceeds, products, rents, income and profits of any of the foregoing, including, without limitation, all money, entitlements, rights to payment and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

SUBJECT, HOWEVER, to the following:

(i)                                     The right of Grantor to sell or otherwise dispose of Personal Property in the ordinary course of business, free and clear of the lien hereof, provided, and to the extent, that such sale or other disposition is permitted under the terms of the Credit Agreement (which is referred to below); and

(ii)                                  As to the fixtures and equipment covered hereby, the leases and/or purchase money security interests pursuant to which Grantor has acquired an interest in such fixtures and equipment provided, and to the extent, that such leases and/or purchase money security interests are permitted under the terms of the Credit Agreement.

The Real Property and the Personal Property described hereinabove are hereinafter collectively referred to as the “Property.”  The parties intend for this Deed of Trust to create a lien on and security interest in the Property, and, as provided in Section 9 hereof entitled Assignment of Rents, an absolute assignment of the Rents, all in favor of Secured Party.  To the extent any of said Property and/or Rents are not encumbered by a perfected lien or security interest created above, and are not absolutely assigned by the assignment set forth in Section 9 below, it is the intention of the parties that such Property and/or Rents shall constitute “proceeds, product, offspring, rents or profits” (as defined in and for the purposes of Section 552(b) of the United States Bankruptcy Code, as such section may be modified or supplemented) of the Real Property and/or “fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in . . . lodging properties,” as applicable (as such terms are defined in and for the purpose of Section 552(b) of the United States Bankruptcy Code, as such Section may be modified or supplemented).

FOR THE PURPOSE OF SECURING:

A.                                   Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), of: (i) the principal sum which is, at any time, advanced and unpaid under the Credit Facility (as defined in the Credit Agreement, referred to below), not to exceed Fifty Million Dollars ($50,000,000.00) at any one time, all on a revolving line of credit basis; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Credit Facility (all including, without limitation, interest and other charges that, but for the filing of a petition in bankruptcy with respect to any of the Borrowers (referred to below) would accrue on such obligations); and (iii) any other obligations of Borrowers, or any or them, under the RLC Note referred to below; all according to the terms of a Revolving Credit Note dated concurrently, or substantially concurrent, herewith which is made by Borrowers (referred to below) and is payable to the order of Secured Party according to the tenor and effect of said Revolving Credit Note, and all renewals, extensions, amendments, restatements, replacements, substitutions and other modifications thereof (hereinafter collectively referred to as the “RLC Note”), an unexecuted copy of which is attached hereto as Exhibit ”B” and incorporated by reference herein.

B.                                     Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of:  (i) the principal sum which is, at any time, advanced and unpaid under the Swingline Facility (as defined in the Credit Agreement), not to exceed Ten Million Dollars ($10,000,000.00) at any one time, all on a revolving line of credit basis; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Swingline Facility (all including, without limitation, interest and other charges that, but for the filing of a petition in bankruptcy with respect to Borrowers, or any of them, would accrue on such obligations); and (iii) any other obligations of Borrowers, or any of them, under the S/L Note referred to below; all according to the terms of a Swingline Note dated concurrently, or substantially concurrent, herewith which is made by the Borrowers and is payable to the order of the Swingline Lender (referred to below) according to the tenor and effect of said Swingline Note, and all renewals, extensions, amendments, restatements, replacements, substitutions and other modifications thereof (hereinafter referred to as the “S/L Note”), an unexecuted copy of which is attached hereto as Exhibit ”C” and incorporated by reference herein.  The RLC Note and S/L Note are collectively referred to herein as the “Notes.”

C.                                     Payment and performance of every obligation, covenant, promise and agreement of Borrowers, to:  (i) reimburse the L/C Issuer (which is referred to below) for amounts disbursed under any letter of credit issued pursuant to the L/C Facility (as defined in the Credit Agreement); and (ii) pay any amounts required under any instrument executed by any of the Borrowers in connection with the issuance of any letter of credit under the L/C Facility.

D.                                    Payment and performance of every obligation, covenant, promise and agreement of Grantor herein contained or incorporated herein by reference (other than obligations which Grantor may have under Section 2 hereof to make payment or perform under the Environmental Certificate which is defined by Section 31 below), including, without limitation, reimbursement of any sums paid or advanced by Secured Party or any of the Banks (which are defined below) pursuant to the terms hereof.

E.                                      Payment of the expenses and costs incurred or paid by Secured Party or any of the Banks in the preservation and enforcement of the rights and remedies of Secured Party and the duties and liabilities of Grantor hereunder, including, but not by way of limitation, reasonable attorney’s fees, court costs, witness fees, expert witness fees, collection costs, Trustee’s fees, foreclosures costs, and reasonable costs and expenses paid by Secured Party or any of the Banks in performing for the account of Grantor any obligation of said Grantor.

F.                                      Payment of any sums which may hereafter be owing by Borrowers, or any of them, to any of the Banks or any of their affiliates, under the terms of any interest rate swap agreement, interest rate cap agreement, basis swap agreement, forward rate agreement, interest collar agreement or interest floor agreement to which Borrowers, or any of them, may be a party, or under any other agreement or arrangement to which Borrowers, or any of them, may be a party, which in each case is designed to protect Borrowers, or any of them, as the case may be, against fluctuations in interest rates or currency exchange rates with respect to any other indebtedness secured by the Deed of Trust.

G.                                     Payment of additional sums and interest thereon which may hereafter be loaned to Borrowers, or any of them, pursuant to the Credit Agreement when evidenced by a promissory note or notes which recite that this Deed of Trust is security therefor.

H.                                    Performance and payment of every obligation, warranty, representation, covenant, agreement and promise of Borrowers, or any of them, contained in, or established by, that certain Third Amended and Restated Credit

Agreement (together with all extensions, renewals, amendments, restatements, substitutions and other modifications thereof, the “Credit Agreement”) executed concurrently, or substantially concurrent, herewith by and among Grantor, MTR GAMING GROUP, INC., a Delaware corporation, SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation, SPEAKEASY GAMING OF RENO, INC., a Nevada corporation, PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation, and RACING ACQUISITION, INC., an Ohio corporation (collectively referred to herein, together with any other person or entity which hereafter becomes a Borrower under the Credit Agreement, as the “Borrowers”), the Lenders therein named (each, together with any entity which hereafter becomes a Lender under the Credit Agreement, being individually referred to herein as a “Lender” and collectively referred to herein as the “Lenders”), the Swingline Lender therein named (together with its successors and assigns, referred to herein as the “Swingline Lender”), the L/C Issuer named therein (together with its successors and assigns, referred to herein as the “L/C Issuer”), and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders, the Swingline Lender and the L/C Issuer (referred to herein, in such capacity, together with its successors and assigns, as the “Agent Bank” and, together with the Lenders, the Swingline Lender and the L/C Issuer, collectively referred to herein as the “Banks”), excluding, however, any obligation which any of the Borrowers may have thereunder to perform any obligations under the Environmental Certificate.

I.                                         Performance and payment of every obligation, warranty, representation, covenant, agreement and promise of Borrowers, or any of them, contained in, or established by, any of the Loan Documents, which are defined in the Credit Agreement (other than the Environmental Certificate).

The foregoing are collectively referred to herein as the “Secured Obligations.”  The Secured Obligations include, without limitation, the obligation to repay advances under the Credit Facility, together with accrued interest thereon, which advances may include, without limitation: (i) future advances which are made subsequent to the date when this Deed of Trust is recorded in the office of the Clerk of the County Commission of Hancock County, West Virginia; and (ii) revolving credit advances which are made after the credit amount being advanced has previously been borrowed or reborrowed and thereafter repaid; all including, without limitation, advances which are made when the principal balance of the Secured Obligations is zero ($0.00).  All such advances shall be secured to the same extent, and with the same priority, as if they were each made on the date hereof.  Interest accrues, as part of the Secured Obligations, at interest rates which may vary from time to time.    All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations.  Grantor expressly understands and agrees that this Deed of Trust secures future advances or extensions of credit with interest thereon that the Secured Party shall make to Grantor from time to time.  All advances, whether made at the time of recording hereof or to be made in the future, are secured by this Deed of Trust as if made on the date of recording hereof.  However, the aggregate maximum principal amount of the indebtedness secured hereunder at any one time outstanding shall not exceed the sum of Fifty Million Dollars ($50,000,000.00).  THE FUTURE ADVANCES TO BE SECURED BY THIS DEED OF TRUST ARE INTENDED TO BE OBLIGATORY FOR PURPOSES OF WEST VIRGINIA CODE § 38-1-14 (a)(3).

AND THIS INDENTURE FURTHER WITNESSETH:

1.                                       Certain Representations and Warranties of Grantor.  Grantor represents, warrants and covenants that:

(a)                                  This Deed of Trust creates a first priority deed of trust lien and/or, to the extent applicable, a first priority security interest on the Property, subject only to MPI Permitted Encumbrances (as defined in the Credit Agreement); and

(b)                                 Neither Grantor, nor any Affiliate of Grantor (as defined in the Credit Agreement), has any interest in any real property, not encumbered hereby, which is utilized in any material manner in connection with the use and/or operation of said Real Property or which is necessary and required for the use and operation of said Real Property.

2.                                       Payment of Secured Obligations.  Grantor shall pay, or cause to be paid, when due: (i) the principal of, and interest on, the indebtedness evidenced by the Notes; (ii) all charges, fees and other sums as provided in the Loan Documents (as defined in the Credit Agreement) including, without limitation, all reasonable costs, fees and expenses of this trust incurred by Secured Party in connection with any default hereunder or under the Credit Agreement; (iii) the principal of, and interest on, any future advances secured by this Deed of Trust; and (iv) the principal of, and interest on, any other indebtedness secured by this Deed of Trust.

3.                                       Compliance with Laws.  Grantor shall comply in all material respects with all applicable material existing and future laws, rules, regulations, orders, ordinances and requirements of all Governmental Authorities (as defined in the Credit Agreement), and with all recorded covenants and restrictions affecting the Real Property.

4.                                       Maintenance of Property.  Except to the extent that any of the following would be prohibited under, or would constitute a violation of, the terms and conditions of the Credit Agreement, Grantor agrees:  (a) to properly care for and keep said Property in good condition and repair; (b) not to remove, demolish or substantially alter any material building on the Real Property, except upon the prior written consent of

Secured Party; (c) to complete promptly and in a good and workmanlike manner any building or other improvement which may be constructed thereon, and to pay when due all claims for labor performed and materials furnished therefor (subject to Grantor’s right to contest the validity or amount of mechanic’s and/or materialman’s liens in accordance with Section 5.03 of the Credit Agreement); (d) not to commit or permit any waste or deterioration of the Property (ordinary wear and tear, casualty and condemnation excepted); (e) not to commit, suffer or permit any act to be done, or condition to exist, in or upon said Property in material violation of any law, covenant, condition or restriction now, or hereafter, affecting said Property (including any which require alteration or improvement thereof); (f) to keep and maintain all grounds, sidewalks, roads, parking and landscaped areas situate on the Property in good and neat order and repair; (g) not to drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Property or any part thereof; (h) not to apply for, willingly suffer or permit any subdivision, change in zoning, change in land use regulation, or inclusion within a general improvement district or similar assessment mechanism, with regard to any portion of the Real Property without the prior written consent of Secured Party; and (i) except as otherwise permitted in the Credit Agreement, to do all other acts, in a timely and proper manner, which, from the character or use of the Property, may be reasonably necessary to maintain and preserve its value, the specific enumerations herein not excluding the general.

5.                                       Insurance.  During the continuance of this trust, Grantor shall obtain, or cause to be obtained, and shall maintain or cause to be maintained, at all times throughout the terms of the Credit Facility, at its own cost and expense, and shall deposit with Secured Party, Certificates of Insurance, and/or such other documentation, all in a form and substance, and at such times, as is required under Section 5.09 of the Credit Agreement.  All monies received from “All Risk” insurance policies (including flood and earthquake policies) covering any of the Property shall be paid directly to Secured Party and: (i) retained by Secured Party; or (ii) released to Grantor by Secured Party; all in accordance with Section 8.02 of the Credit Agreement.  Nothing in this Deed of Trust shall be deemed to excuse Grantor from restoring, repairing and maintaining the Property, as herein provided, regardless of whether or not insurance proceeds are available for restoration, whether or not any such proceeds are sufficient in amount, or whether or not the Property can be restored to the same condition and character as existed prior to such damage or destruction.

6.                                       Taxes and Assessments.  Grantor shall pay all taxes, assessments and other governmental charges or levies affecting said Property, or any part thereof, in the manner required by the Credit Agreement except such taxes, assessments and other governmental levies as are being contested in good faith in the manner provided by Section 4.07 or Section 5.10 of the Credit Agreement.

7.                                       Lien Claims.  If any mechanic’s lien or materialman’s lien shall be recorded, filed or suffered to exist against the Property or any interest therein by reason of any work, labor, services or materials supplied, furnished or claimed to have been supplied and furnished in connection with any work of improvement upon the Property, said lien or claim shall be paid, released or otherwise discharged of record to the extent required by, and in accordance with, Section 5.03 of the Credit Agreement.

8.                                       Easements.  If an easement or other incorporeal right (collectively, an “Easement”) constitutes any portion of the Real Property, Grantor shall not amend, change, terminate or modify such Easement, or any right thereto or interest therein, without the prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole discretion, and any such amendment, change, termination or modification without such prior written consent shall be deemed void and of no force or effect.  Grantor agrees to perform all obligations and agreements with respect to said Easement and shall not take any action or omit to take any action, which would effect or permit the termination thereof.  Upon receipt of notice, or otherwise becoming aware, of any default or purported default under any Easement, by any party thereto, Grantor shall promptly notify Secured Party in writing of such default or purported default and shall deliver to Secured Party copies of all notices, demands, complaints or other communications received or given by Grantor with respect to any such default or purported default.

9.                                       Assignment of Rents.

(a)                                  Grantor hereby presently, absolutely and unconditionally assigns to Secured Party, which assignment shall be effective without Secured Party having to first take possession of the Property, all of Grantor’s interests in any and all present and future Occupancy Agreements and Rents, reserving unto Grantor the right, prior to the occurrence of any Event of Default (as defined in the Credit Agreement), to collect and retain the Rents as they may become due and payable.  Upon the occurrence of any Event of Default as defined in the Credit Agreement, such license reserved to Grantor shall be immediately revoked without further demand or notice, and any Rents, including those past due, unpaid or undetermined, may be collected by Secured Party or its agent.  In addition to any other actions which may be taken by Secured Party to collect the Rents in accordance herewith, Secured Party may, at any time, by a receiver to be appointed by a court of competent jurisdiction in accordance with subsection 19(b) below, enter upon and take possession of said Property, or any part thereof, and exercise such rights and remedies as are provided by subsections 19(b) and 19(c) below including, without limitation, suing for or otherwise collecting the Rents (including those past due or unpaid).  All Rents collected hereunder, less costs and expenses of operation and collection (including reasonable attorneys’ fees), shall be applied towards satisfaction of the Secured Obligations, in such order as is required under the Credit Agreement.  The collection of such Rents, and the application thereof as aforesaid, shall not cure or constitute a waiver of any default or notice of default hereunder or invalidate any act done pursuant to such notice.  Grantor and Secured Party intend that this assignment shall be a present, absolute and unconditional assignment, not an assignment for additional security only, and shall, immediately upon the execution hereof, subject to the license granted above, give Secured Party, and its agent, the right to collect the Rents and to apply them as aforesaid.  Nothing contained herein, nor any collection of Rents by Secured Party, or its agent or a receiver, shall be construed to make Secured Party:  (i) a “Mortgagee-in-Possession” of the Property so long as Secured Party has not itself entered into actual possession of the Property; (ii) responsible for performing any of the obligations of the lessor under any Occupancy Agreement; (iii) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or (iv) liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it (provided that this clause (iv) shall not act to relieve Secured Party from liability resulting from the gross negligence or willful misconduct of Secured Party).

(b)                                 Grantor hereby represents that there are no assignments or pledges of any leases of, or rentals or income from, said Property now in effect and covenants that, until Credit Facility Termination (as defined in the Credit Agreement), it will not make any such assignment or pledge to anyone other than Secured Party.

10.                                 Performance by Trustee or Secured Party.  Should Grantor fail to make any payment or perform any act which it is obligated to make or perform hereunder or under the Credit Agreement, then the Trustee, or Secured Party, at the election of either of them, without giving notice to Grantor, or any successor in interest of Grantor, and without releasing Grantor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its discretion, it may deem necessary therefor.  All sums incurred or expended by the Trustee, or Secured Party, under the terms of this Section, shall become due and payable by Grantor to the Secured Party, on the next interest or installment payment date under any of the promissory notes secured hereby and shall bear interest until paid at an annual percentage rate equal to the Default Rate expressed in the Credit Agreement.  In no event shall such payment or performance of any such act by Trustee or Secured Party be construed as a waiver of the default occasioned by Grantor’s failure to make such payment(s) or perform such act(s).

11.                                 Actions Affecting Property.  Grantor promises and agrees that if, during the existence of this trust, there shall be commenced or pending any suit or action affecting said Property, or any part thereof, or the title thereto, or if any adverse claim for or against said Property, or any part thereof, be made or asserted, it will appear in and defend any such matter purporting to affect the security of this Deed of Trust and will pay all costs and damages arising because of such action.

12.                                 Eminent Domain.  Any award of damages in connection with any condemnation or similar actions in regard to said Property, or any part thereof, shall be paid directly to Secured Party and shall be: (i) retained by Secured Party; or (ii) released to Grantor by Secured Party; all in accordance with Section 8.02 of the Credit Agreement.

13.                                 Subrogation.  To the extent that any sums advanced by Secured Party are used to pay any outstanding lien, charge or prior encumbrance against the Property, such sums shall be deemed to have been advanced by Secured Party at the  request of Grantor and Secured Party shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, regardless of whether said liens, charges or encumbrances are released.

14.                                 Due on Sale.  If Grantor shall be voluntarily, or involuntarily, divested of title or possession of any Property, by merger or otherwise, or shall lease, sell, convey, further encumber or in any other manner voluntarily or involuntarily alienate any of its interest in any of the Property, or shall enter into an agreement to do any of the foregoing, other than as permitted in the Credit Agreement, any indebtedness or obligation secured hereby, irrespective of the maturity dates expressed in any notes evidencing the same, shall at the option of Secured Party, and upon the giving of any notice which may be required under the Credit Agreement, immediately become due and payable.

15.                                 Partial or Late Payment.  By accepting payment of any sum secured hereby after its due date, Secured Party does not waive its right either to require prompt payment, when due, of all other sums so secured or to declare default, as herein provided, for failure to so pay.

16.                                 Certain Acts by Trustee or Secured Party.  At any time, and from time to time, without liability therefor and without notice to Grantor, upon written request of Secured Party and, if required by Trustee, upon presentation of this Deed of Trust and the Notes secured hereby for endorsement, and without affecting the effect of this Deed of Trust upon the remainder of said Property, Trustee may:  reconvey to Grantor any part of said Property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon, or join in any extension agreement or subordination agreement in connection herewith.  The Secured Party may without notice to or consent of Grantor extend the time of the payment of any indebtedness secured hereby to any successors in interest of Grantor without discharging Grantor from liability thereon.

17.                                 Release.  Upon payment in full of the Secured Obligations and all other then accrued indebtedness and performance in full of all obligations hereunder, Secured Party, at Grantor’s expense, shall release the liens and security interests created by this Deed of Trust.

18.                                 Right of Secured Party and Trustee to Appear.  If, during the existence of the trust, there be commenced or pending any suit or action affecting the Property, or any part thereof, or the title thereto, or if any adverse claim for or against the Property, or any part thereof, be made or asserted, the Trustee or Secured Party (unless such suit, action or claim is being contested in good faith by Grantor and Grantor shall have established and maintained adequate reserves in accordance with generally accepted accounting principles for the full payment and satisfaction of such suit or action if determined adversely to Grantor), may appear or intervene in the suit or action and retain counsel therein and defend same, or otherwise take such action therein as they may be advised, and may settle or compromise same or the adverse claim; and in that behalf and for any of the purposes may pay and expend such sums of money as the Trustee or Secured Party may deem to be necessary and Grantor shall reimburse Trustee, or Secured Party, as the case may be, for such sums expended, together with accrued interest thereon, at the Default Rate which is defined in the Credit Agreement.

19.                                 Remedies.  Upon, and at any time subsequent to, the occurrence of an Event of Default, as defined in the Credit Agreement, Secured Party and/or Trustee will be entitled to invoke any and all of the following rights and remedies, all of which will be cumulative, it being provided that exercise of any one or more of such rights and remedies shall not constitute an election of remedies:

(a)                              With respect to any Event of Default as defined in any of subsections 7.01(a) through (f) or (j) through (v) of the Credit Agreement, all sums secured hereby shall, at the option of Secured Party, and upon the giving of notice required by the Credit Agreement, if any, become immediately due and payable.  With respect to any Event of Default as defined in any of subsections 7.01(g), (h) or (i) of the Credit Agreement, all sums secured hereby shall automatically become due and payable without notice and without any action on the part of Secured Party.

(b)                             Secured Party and/or Trustee may apply to any court of competent jurisdiction, by ex parte application or otherwise, for, and obtain appointment of, a receiver for the Property or any part thereof, without notice to Grantor or anyone claiming under Grantor, as a matter of absolute right, and without regard to the then value of the Property, the adequacy of any security for the obligations secured hereby or the solvency of any person or entity liable therefor, and Grantor hereby irrevocably consents to such appointment and waives notice of any application therefor.  Any such receiver or receivers shall have all the usual powers of receivers in like or similar cases and all the powers of Secured Party in case of entry as provided by subsection (c) below and as provided in the Credit Agreement and shall continue as such and exercise all such powers until the termination of such receivership with the consent of Secured Party or pursuant to an order of a court of competent jurisdiction.  All expenses incurred by the receiver or his agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the obligations secured hereby.  Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys’ fees incurred by the receiver and by Secured Party, together with interest thereon at the Default Rate (as defined the Credit Agreement) from the date incurred until repaid, and the balance shall be applied toward the obligations secured hereby or in such other manner as the court may direct.  Secured Party may also request, in connection with any foreclosure proceeding hereunder, that the West Virginia State Lottery Commission and/or the West Virginia Racing Commission, to the extent permissible by law, petition the Circuit Court of the applicable County of West Virginia for the appointment of a supervisor to conduct the normal racetrack, video lottery and related activities on the Property following such foreclosure proceeding.

(c)                                  Secured Party, in person, by agent or by court appointed receiver, under subsection (b) above, may enter, take possession of, manage and operate all or any part of the Property, subject to applicable laws, and may also do any and all other things in connection with those actions that Secured Party may, in its sole discretion, consider necessary and appropriate to protect the security of this Deed of Trust; all with or without process of law, and without liability to Grantor or to any other owner or owners of the Property.  Such other things may include, among other things, any of the following:  taking and possessing all of Grantor’s or the then owner’s books and records with respect to the Property; obtaining and evicting tenants in accordance with any applicable leases; fixing or modifying rents in accordance with any applicable leases; collecting and receiving any payment of money owing to Grantor with respect to the Property; completing construction; and contracting for and making repairs and alterations.  If Secured Party so requests, Grantor shall assemble all of the Property that has been removed from the Real Property in violation of any of the Loan Documents (as defined in the Credit Agreement) and make all of it available to Secured Party at the site of the Real Property.  Grantor hereby irrevocably constitutes and appoints Secured Party (or, if applicable, Secured Party’s receiver) as Grantor’s attorney-in-fact to perform such acts and execute such documents as Secured Party in its sole discretion may consider to be appropriate in connection with taking these measures.  All expenses incurred by Secured Party or its agents under this subsection 19(c) shall constitute a part of the obligations secured hereby.  Any revenues collected by Secured Party shall be applied first to the expenses so incurred (including attorneys’ fees) together with interest thereon at the Default Rate (as defined the Credit Agreement) from the date incurred until repaid, and the balance shall be applied toward the obligations secured hereby or in such other manner as the court may direct.  Regardless of any provision of this Deed of Trust, or the Credit Agreement, Secured Party shall not be considered to have accepted any personal property (other than cash or immediately available funds which have been actually, and indefeasibly, delivered to Secured Party and are not held in the hands of a receiver or other third party) in satisfaction of any obligation of Grantor to Secured Party, unless Secured Party has given express written notice of Secured Party’s election of that remedy in accordance with the Commercial Code.  Any person, or persons in possession of all or any part of the Property upon exercise of any remedies under this subsection 19(c) shall be deemed a tenant at will and shall at once surrender such possession on demand of Secured Party, the Trustee, a receiver, or the agent of any of them.

(d)                                 At any time after the exercise by Secured Party of the option to declare the sums secured hereby immediately due and payable (or at any time after the sums secured hereby have automatically become due and payable), Trustee, upon the written request of Secured Party, shall foreclose upon and sell the Property, in whole or in part, to satisfy the Secured Obligations at public auction at the front door of the courthouse of Hancock County, West Virginia, in the City of New Cumberland, for cash in hand on the day of sale, or upon such other terms as Secured Party may designate and direct to Trustee, after first giving notice of such sale by publishing such notice in a newspaper of general circulation published in the county wherein the Property is located, or if there be no such newspaper, in a qualified newspaper of general circulation in said county, once a week for two successive weeks preceding the day of sale and after giving notice by certified mail, return receipt requested, to Grantor and to any subordinate lienholder who has previously notified Secured Party of the existence of a subordinate lien at least twenty (20) days prior to the sale, and no other notice of such sale shall be required.  Out of the proceeds of such sale Trustee shall pay, first, the costs and expenses of executing this trust, together with a commission as provided by law to Trustee, or to the one so acting; second, to Secured Party and Trustee all moneys which they or either of them may have paid for taxes, assessments or other governmental charges or fees, insurance, repairs, court costs, and all other costs and expenses incurred or paid under the provisions of this Deed of Trust, together with interest thereon at the rate provided in the Note from the date of payment; third, to Secured Party the full amount due and unpaid on the Secured Obligations and all other indebtedness hereby secured, together with all interest accrued thereon to date of payment; and fourth, the balance, if any, to Grantor, its successors or assigns, upon delivery of and surrender to the purchaser or purchasers of possession of the Property less the expense, if any, of obtaining such possession.  The parties hereto agree that any sale hereunder may be adjourned, from time to time, without notice other than oral proclamation of such adjournment at the time and place of sale, or at the time and place of any adjourned sale.

(e)                                  The rights and remedies of Secured Party upon the occurrence of one or more Events of Default as defined in the Credit Agreement (whether such rights and remedies are conferred by statute, by rule of law, by this Deed of Trust, by any Loan Document, as defined in the Credit Agreement, or otherwise) may be exercised by Secured Party, in the sole discretion of Secured Party, either alternatively, concurrently, or consecutively in any order.  The exercise by Secured Party or Trustee at the express direction of Secured Party, of any one or more of such rights and remedies shall not be construed to be an election of remedies nor a waiver of any other rights and remedies Secured Party might have unless, and limited to the extent that, Secured Party shall so elect or so waive by an instrument in writing delivered to Trustee.  Without limiting the generality of the foregoing, to the extent that this Deed of Trust covers both Real Property and Personal Property, Secured Party may, in the sole discretion of Secured Party, either alternatively, concurrently, or consecutively in any order:

(i) proceed as to both the Real Property and Personal Property in accordance with Secured Party’s rights and remedies in respect of the Real Property; or

(ii) proceed as to the Real Property in accordance with Secured Party’s rights and remedies in respect of the Real Property and proceed as to the Personal Property in accordance with Secured Party’s rights and remedies in respect of the Personal Property.

If Secured Party should elect to proceed as to both the Real Property and Personal Property collateral in accordance with Secured Party’s rights and remedies in respect to the Real Property:

(i) all, or any portion of, the Real Property and all, or any portion of, the Personal Property may be sold, in the manner and at the time(s) and place(s) provided in this Deed of Trust, in one lot, or in separate lots consisting of any combination or combinations of Real Property and Personal Property, as the Secured Party may elect, in the sole discretion of Secured Party.

(ii) Grantor acknowledges and agrees that a disposition of the Personal Property collateral in accordance with Secured Party’s rights and remedies in respect of Real Property, as hereinabove provided, is a commercially reasonable disposition of said collateral.

If Secured Party should elect to proceed as to the Personal Property collateral in accordance with Secured Party’s rights and remedies with respect to personal property, Secured Party shall have all the rights and remedies conferred on a secured party by the Uniform Commercial Code-Secured Transactions (NRS 104.9101 et seq.; as amended and recodified from time to time).  Secured Party may, in the sole discretion of Secured Party, appoint Trustee as the agent of Secured Party for the purpose of disposition of the Personal Property in accordance with the Uniform Commercial Code-Secured Transactions.

(f)                                    Every right, power and remedy granted to Trustee or Secured Party in this Deed of Trust shall be cumulative and not exclusive, and in addition to all rights, powers and remedies granted at law or in equity or by statute, and each such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Trustee or Secured Party, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the time or thereafter, any other right, power or remedy.  In the event foreclosure proceedings are instituted under the terms and provisions of this Deed of Trust, but are not completed, the Trustee shall be entitled to charge and collect the necessary costs and expenses incurred by it.

20.                                 Substitution of Trustee.  The parties hereto agree that Secured Party may, at any time and from time to time hereafter, without notice, appoint and substitute another Trustee or Trustees, corporations or persons, in place of the Trustee herein named to execute this Trust.  Upon such appointment, either with or without a conveyance to the substituted Trustee or Trustees by the Trustee herein named, or by any substituted Trustee in case the right of appointment is exercised more than once, the new and substituted Trustee or Trustees in each instance shall be vested with all the rights, titles, interests, powers, duties and trusts in the premises which are vested in and conferred upon the Trustee herein named; and such new and substituted Trustee or Trustees shall be considered the successors and assigns of the Trustee who is named herein within the meaning of this Deed of Trust, and substituted in his place and stead.  Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of this Deed of Trust, and be executed and acknowledged by Secured Party, and, upon recordation in the office of the Clerk of the County Commission of Hancock County, West Virginia, shall be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, and notice of such proper substitution and appointment to all parties in interest.  In the event two or more Trustees are named herein, or in the event two or more substitute Trustees are appointed under the provisions of this Section 20, any one or more of such Trustees or substitute Trustees may act in the execution of this trust with the full power and authority granted hereunder.  The Trustee herein may act by agent or attorney in the execution of this Trust and it shall not be necessary for the Trustee to be present in person at any foreclosure sale conducted hereunder.

21.                                 Binding Nature.  This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns.  It is expressly agreed that the Trust created hereby is irrevocable by Grantor.  If there is more than one Grantor hereunder, the obligations of said Grantors hereunder shall be joint and several.

22.                                 Acceptance of Trust; Recognition by Trustee.  Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law, reserving, however, unto the Trustee, the right to resign from the duties and obligations imposed herein whenever Trustee, in its sole discretion, deems such resignation to be in the best interest of the Trustee.  Written notice of such resignation shall be given to Grantor and Secured Party.

23.                                 Waiver of Certain Rights by Grantor.  Grantor waives, to the fullest extent permitted by law:  (i) all rights to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto; and (ii) the rights to have any of the Property or any other property now or hereafter constituting security for the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any such indebtedness.

24.                                 Attorney-in-Fact.  Upon the occurrence of an Event of Default as defined in Section 7.01 of the Credit Agreement, Grantor shall be deemed to have appointed and does hereby appoint Secured Party the attorney-in-fact of Grantor to:

(i) prepare, sign, file and/or record one or more financing statements, any documents of title or registration, or any similar papers; and (ii) take any other action(s) deemed necessary, useful or desirable by Secured Party to perfect and preserve the lien and/or security interest of this Deed of Trust against the rights or interests of third persons.

25.                                 Environmental Indemnity.

(a)                                  Grantor agrees to indemnify, protect, defend and save harmless Secured Party and each of the Banks, as well as their respective, trustees, officers, employees, agents, attorneys and shareholders (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all losses, damages, expenses or liabilities, of any kind or nature from any investigations, suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from or in any way connected with:  (a) the presence in, on or under the Property of any Hazardous Materials, referred to below, or any releases or discharges of any Hazardous Materials on, under or from the Property; (b) any violation of Hazardous Materials Laws, as also referred to below; or (c) any activity carried on or undertaken on or off the Property, whether prior to or during the term of the Credit Facility, and whether by Grantor or any predecessor in title or any employees, agents, contractors or subcontractors of Grantor or any predecessor in title, or any third persons at any time occupying or present on the Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Property.  The foregoing indemnity shall further apply to any residual contamination on or under the Property, or affecting any natural resources, and to any contamination of any property or natural resources, arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances.  It is provided, however, that Grantor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent that, any such loss, damage, expense or liability was caused by:  (i) the gross negligence or intentional misconduct of such Indemnified Party; or (ii) the breach of this Deed of Trust, the Credit Agreement or any other Loan Document by such Indemnified Party or the breach of any laws, rules or regulations by such Indemnified Party (other than those breaches arising from Grantor’s default).  Grantor hereby acknowledges and agrees that, notwithstanding any other provision of this Deed of Trust or any of the other Loan Documents to the contrary, the obligations of Grantor under this Section 25 shall be unlimited personal obligations of Grantor and shall survive any foreclosure under this Deed of Trust, any transfer in lieu thereof, any reconveyance of this Deed of Trust and any satisfaction of the obligations which are secured hereby.  Grantor acknowledges that Secured Party’s appraisal of the Property is such that Secured Party would not extend the Credit Facility but for the personal liability undertaken by Grantor for the obligations under this Section 25.  Grantor and Secured Party agree that any obligations of Grantor under this Section 25 which may also be obligations of Grantor under the Environmental Certificate (which is referred to below) shall be deemed to arise solely under this Section 25 and not under the Environmental Certificate.  The obligations of Grantor under this Section 25 are separate from and in addition to the obligations to pay the indebtedness evidenced by the Notes, the obligations under the Credit Agreement and the other obligations secured by, or imposed under, this Deed of Trust.  The liability of Grantor under this Section 25 shall not be limited to or measured by the amount of the indebtedness secured hereby or the value of the Property.  Grantor shall be fully and personally liable for all obligations of Grantor under this Section 25 and a separate action may be brought and prosecuted against Grantor under this Section 25.  Grantor waives the right to assert any statute of limitations as a bar to the enforcement of this Section 25 or to any action brought to enforce this Section 25.  This Section 25 shall not affect, impair or waive any rights or remedies of Secured Party or any obligations of Grantor with respect to Hazardous Materials created or imposed by Hazardous Materials Laws (including Secured Party’s rights of reimbursement or contribution under Hazardous Materials Laws).  The remedies under this Section 25 are cumulative and in addition to all remedies provided by law.

(b)                                 In case any action shall be brought against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Grantor, Secured Party shall promptly notify Grantor in writing, and Grantor shall assume the defense thereof, including the employment of counsel selected by Grantor and reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement upon the consent of the Indemnified Party.  Upon reasonable determination made by an Indemnified Party that such counsel would have a conflict representing such Indemnified Party and Grantor, the applicable Indemnified Party shall have the right to employ, at the expense of Grantor, separate counsel in any such action and to participate in the defense thereof.  Grantor shall not be liable for any settlement of any such action effected without its consent, but if settled with Grantor’s consent, or if there be a final judgment for the claimant in any such action, Grantor agrees to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

(c)                                  As used herein, the term “Hazardous Materials Laws” shall mean any and all state, federal and local statutes, regulations, ordinances, plans, policies or decrees and the like relating to:  (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release or threatened release of Hazardous Materials; (ii) the generation, use, storage, transportation, disposal or release of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene; in any manner applicable to Grantor or to any of the Property; all including, without limitation, the Federal Water Pollution Control Act (33 U.S.C. Section 1251, et seq.),

the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Superfund Amendments and Reauthorization Act of 1986 (Pub.L. No. 99-499), the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C.§ 1801, et seq.), the Clean Air Act (42 U.S.C. § 7401, et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651, et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 11001, et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), NRS 618.750 through NRS 618.850, the Surface Mining Control and Reclamation Act of 1977, the West Virginia Water Pollution Control Act, the West Virginia Hazardous Waste Management Act, the West Virginia Solid Waste Management Act, the West Virginia Underground Storage Tank Act, the West Virginia Groundwater Protection Act, the West Virginia Air Pollution Control Act, the West Virginia Surface Coal Mining and Reclamation Act, the Uniform Fire Code (1988 Edition), the United States Environmental Protection Agency’s rules concerning underground storage tanks, and any and all federal or state rules promulgated from time to time under the above, and any other environmental laws administered by the Environmental Protection Agency or similar laws and regulations of the State of West Virginia or any other governmental organization or agency having jurisdiction over any of the Property; all as recodified, amended or supplemented, and any analogous future or present local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

(d)                                 As used herein, the term “Hazardous Material” or “Hazardous Materials” shall mean (a) any chemical, material or substance at any time defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “infectious waste”, “toxic substances” or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproduction toxicity, “TCLP toxicity” or “EP toxicity” or words of similar import under any applicable Hazardous Materials Laws or publications promulgated pursuant thereto; (b) any petroleum, including crude oil and any fraction thereof, petroleum derived substances, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources, any flammable substances or explosives, any radioactive materials; (c) asbestos in any regulated form, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; (d) any pesticides; and (e) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under any Hazardous Material Law or which could reasonably be expected to pose a hazard to the health and safety of the owners, occupants, or any persons in the vicinity of, the Real Property.

(e)                                  Notwithstanding anything in this Section 25 to the contrary, the indemnity provided herein shall not extend to any Environmental Event (as defined below) which occurs subsequent to the Title Divestment Date (as also defined below).  As used herein “Environmental Event” shall mean an occurrence of any of the following: (i) a release of Hazardous Materials onto, under or from the Real Property; or (ii) any activity undertaken at the Real Property in violation of any Hazardous Materials Law.  As used herein “Title Divestment Date” shall mean the date when: (i) a consummated foreclosure has occurred (or a deed in lieu of such foreclosure has been recorded) under this Deed of Trust which indefeasibly divests Grantor of any interest which it may have in the Real Property; and (ii) Grantor has indefeasibly delivered possession and control of the Real Property to the person or entity in which the Real Property title has vested.  For the purposes of this Section 25, all Environmental Events shall be rebuttably presumed to have occurred prior to the Title Divestment Date, which presumption may only be rebutted by clear and convincing evidence.

26.                                 Governing Law.  This Deed of Trust shall, in all respects, be governed by and construed in accordance with the internal laws of the State of Nevada without regard to principles of conflicts of law; provided, however, that with respect to the perfection and enforcement of the liens and interests granted herein and the foreclosure and receivership remedies herein, this Deed of Trust shall be governed by the laws of the State of West Virginia.  To the extent that this Deed of Trust is governed and construed in accordance with the laws of the State of Nevada, all references herein to the “Commercial Code” shall be to the Uniform Commercial Code as enacted in the State of Nevada.  To the extent that this Deed of Trust is governed in accordance with the laws of the State of West Virginia, all references herein to the “Commercial Code” shall be to the Uniform Commercial Code as enacted in the State of West Virginia.

27.                                 Notice.  A copy of any notice of Trustee’s sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at the address stated below or such other address given to Secured Party in writing by Grantor, subsequent to the execution and delivery of this Deed of Trust.  Any other notice shall be effective upon the deposit of such notice, in writing, in the regular United States mail, postage prepaid, addressed to the party or parties who receive such notice at the following addresses or at such other addresses any such party may give to the other parties in writing:

To Grantor:
Mountaineer Park, Inc.
State Route 2 South, P.O. Box 356
Chester, WV 26034
Attn: Edson R. Arneault

With a copy to:
Robert L. Ruben, Esq.
Ruben & Aronson, LLP
3299 “K” Street, N.W., Suite 403
Washington, DC 20007

To Secured Party:
Wells Fargo Bank, National Association
3800 Howard Hughes Parkway
Las Vegas, NV 89109
Attn: Virginia S. Christenson, V.P.

To Trustee:
Joyce F. Ofsa and G. Thomas Battle
Spilman, Thomas & Battle, PLLC
P.O. Box 273
Charleston, WV 25321

28.                                 Uniform Commercial Code.

(a)                                  Fixture Filing.  Inasmuch as Grantor and Secured Party intend that this Deed of Trust shall, among other things, constitute a fixture filing financing statement, the undersigned sets forth the following:

(i)                                     The debtor is the Grantor, Mountaineer Park, Inc., a West Virginia corporation, and its address is set forth in Paragraph 27 above.  The Grantor’s Federal Tax Identification Number is  550672058.

(ii)                                  The secured party is the Secured Party, Wells Fargo Bank, National Association, Agent Bank and its address is set forth in Paragraph 27 above.

(iii)                               The real estate concerned is described in Exhibit A and the record owner thereof is the Grantor.

(iv)                              THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE PROPERTY.

(v)                                 Notices of other liens which may be given in accordance with West Virginia Code Section 38-1-14 may be sent to Secured Party at the address stated above and shall be effective upon receipt.

(b)                                 Remedies in Respect of Personal Property.  Upon the occurrence and during the continuance of an Event of Default, as defined in the Credit Agreement:

(i)                                     Secured Party may exercise in respect of the Personal Property, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under Article 9 of the Commercial Code (whether or not Article 9 of the Commercial Code applies to the affected Personal Property).  Secured Party may also: (aa) require Grantor to, and Grantor hereby agrees that it will, at its expense and at the request of Secured Party upon reasonable notice, assemble all or part of its Personal Property as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; and (bb) without notice except as specified below, sell the Personal Property or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem to be commercially reasonable.  Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Secured Party shall not be obligated to make any sale of Personal Property regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

(ii)                                  Upon any sale of the Personal Property (whether public or private) by Secured Party, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Personal Property so sold.  Each purchaser (including Secured Party and the other Banks) at any such sale shall hold the Personal Property so sold free from any claim or right of whatever kind, including any equity or right of redemption of Grantor, and Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption under the Commercial Code, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted;

(iii)                               Secured Party shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Deed of Trust and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Personal Property or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction;

(iv)                              To the extent permitted by law and without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Secured Obligations or the then value of the Personal Property, and without requiring any bond from any party to such proceedings, be entitled to request the appointment of a special receiver or receivers (who may be Secured Party or any other Bank) for the Personal Property or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to request the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Personal Property be segregated, sequestered and impounded for the benefit of Secured Party and the other Banks; and

(v)                                 No remedy conferred upon or reserved to Secured Party in this Deed of Trust is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

(c)                                  Further Assurances.  Grantor agrees that, in addition to all other obligations of further assurance which Grantor may have hereunder, it shall file such financing statements, execute such amendments to this Deed of Trust, obtain such agreements and documents from third parties, and take such other actions as may be necessary or desirable under Revised Article 9, or that Secured Party may reasonably request in accordance with Revised Article 9, in order to: (i) provide for perfection, preservation and protection of the security interests granted or intended to be granted hereunder; and (ii) enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Property.

29.                                 Principal Place of Business.  Grantor’s principal place of business is in Hancock County in the State of West Virginia.   Grantor does not do business under any trade name except as previously disclosed in writing to Secured Party.  Grantor will immediately notify Secured Party in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name by it, and will upon request of Secured Party, execute any additional financing statements or other certificates necessary to reflect any such adoption or change in trade name or fictitious business name.

30.                                 Credit Agreement.  This Deed of Trust has been executed pursuant to and is subject to the terms of the Credit Agreement executed concurrently, or substantially concurrent, herewith, and is one of the Loan Documents referred to therein.  Grantor agrees to observe and perform all provisions contained in the Credit Agreement and in the other Loan Documents.  Except as otherwise provided herein, any consent, notice or other communication which is required or permitted hereunder shall be in writing and shall be delivered in the matter which is set forth by Section 10.03 of the Credit Agreement.

31.                                 Environmental Certificate. Concurrently, or substantially concurrent, herewith, Grantor executed an instrument entitled “Certificate and Indemnification Regarding Hazardous Materials” (which, together with all amendments, modifications, extensions, renewals or restatements thereof, is referred to herein as the “Environmental Certificate”).  The obligations of Grantor under the Environmental Certificate are not secured by this Deed of Trust.

32.                                 Notices.  All notices, reports, demands, requests and other communications authorized or required under this Deed of Trust to be given to Grantor or Secured Party, shall be given in the manner and to the addresses specified in the Credit Agreement for the giving of notices.

IN WITNESS WHEREOF, Grantor has executed this instrument as of the day and year first above written.

GRANTOR:

MOUNTAINEER PARK, INC., a West Virginia corporation

By	/s/ Edson R. Arneault
Edson R. Arneault,
President